UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22374

Nuveen Mortgage Opportunity Term Fund 2

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (312) 917-7700

Date of fiscal year end:    December 31

Date of reporting period:    December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments
Closed-End Funds

Annual Report December 31, 2015

JLS
Nuveen Mortgage Opportunity Term Fund

JMT
Nuveen Mortgage Opportunity Term Fund 2

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Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

For better or for worse, the financial markets spent most of the past year waiting for the U.S. Federal Reserve (Fed) to end its accommodative monetary policy. The policy has propped up stock and bond markets since the Great Recession, but the question remains: how will markets behave without its influence? This uncertainty was a considerable source of volatility for stock and bond prices for much of 2015, despite the Fed carefully conveying its intention to raise rates slowly and only when the economy shows evidence of readiness.

As was widely expected, the long-awaited Fed rate hike materialized in mid-December. While the move was interpreted as a vote of confidence on the U.S. economy’s underlying strength, the Fed emphasized that future rate increases will be gradual and guided by its ongoing assessment of financial conditions. Headwinds including rising borrowing costs, softer commodity prices, low inflation, a strong U.S. dollar and a stagnant global economy could necessitate keeping monetary conditions accommodative for longer. Meanwhile, policy makers in Europe and Japan are deploying their available tools to try to bolster their economies’ fragile growth, while Chinese authorities have stepped up efforts to manage China’s slowdown.

Although the new year began with a more pessimistic tone to investor sentiment and elevated volatility in the markets, we caution investors from making long-term decisions based on short-term news. In times like these, you can look to a professional investment manager with the experience and discipline to maintain the proper perspective on short-term events. And if the daily headlines do concern you, I encourage you to reach out to your financial advisor. Your financial advisor can help you evaluate your investment strategies in light of current events, your time horizon and risk tolerance.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

February 22, 2016

4	Nuveen Investments

Portfolio Manager’s

Comments

Nuveen Mortgage Opportunity Term Fund (JLS)

Nuveen Mortgage Opportunity Term Fund 2 (JMT)

The investment adviser for both Funds is Nuveen Fund Advisors, LLC (NFA), an affiliate of Nuveen Investments, Inc. NFA is responsible for determining each Fund’s overall investment strategy and monitoring the performance of Wellington Management Company LLP (Wellington Management), the sub-adviser for both Funds. Wellington Management is responsible for implementing each Fund’s direct investments in mortgage-backed securities and other permitted investments. Michael Garrett serves as portfolio manager for these Funds. Here Michael talks about his portfolio management strategy and the performance of the Funds for the twelve-month reporting period ended December 31, 2015.

What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended December 31, 2015?

The U.S. economy grew at an overall moderate pace during the twelve-month reporting period. Harsh winter weather and a West coast port strike weighed on growth in the first quarter of 2015, but those factors proved temporary. Rebounding economic activity in the second quarter was followed by a mediocre advance in the latter half of the year. Real gross domestic product (GDP), which is the value of the goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes, increased at an annual rate of 0.7% in the fourth quarter of 2015, as reported by the “advance” estimate of the Bureau of Economic Analysis, down from 2.0% in the third quarter.

The labor and housing markets were among the bright spots in the economy during the reporting period, as both showed steady improvement. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 5.0% in December from 5.7% in January 2015, and job gains averaged slightly above 200,000 per month for the past twelve months. The S&P/Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 5.1% annual gain in November 2015 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 5.3% and 5.8%, respectively.

With GDP growth averaging around 2% for the previous four quarters, the U.S. economic recovery continued to underwhelm. Consumers, whose purchases comprise the largest component of the U.S. economy, benefited from lower gasoline prices and an improving jobs market but didn’t necessarily spend more. Pessimism about the economy’s future and lackluster wage growth likely contributed to consumers’ somewhat muted spending. The sharp decline in energy prices and tepid wage growth kept inflation subdued during this reporting period. The Consumer Price Index CPI declined 0.1% in December on a seasonally adjusted basis, as reported by the U.S. Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 0.1% during the same period, below the Fed’s unofficial longer term inflation objective of 2.0%.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Manager’s Comments (continued)

Business investment was also rather restrained. Corporate earnings growth slowed during 2015, reflecting an array of factors ranging from weakening demand amid sluggish U.S. and global growth to the impact of falling commodity prices and a strong U.S. dollar. Energy, materials and industrials companies were hit particularly hard by the downturn in natural resource prices, as well as the expectation of rising interest rates, which would make their debts more costly to service. With demand waning, companies, especially in the health care and technology sectors, looked to consolidations with rivals as a way to boost revenues. Merger and acquisition deals, both in the U.S. and globally, reached record levels in the calendar year 2015.

Although the current expansion continued to look subpar relative to past recoveries, the U.S. Federal Reserve (Fed) believed the economy was strong enough to begin the withdrawal of its stimulus policies. After winding down its bond buying program, known as quantitative easing, in October 2014, the Fed began telegraphing its intention to raise the target federal funds rate some time in 2015. The Fed had held the fed funds rate near zero since December 2008. However, the timing of its first rate hike was uncertain, particularly as the inflation rate stayed stubbornly low and signs of global economic weakness, notably from China, merited caution. After delaying the rate change at each prior meeting in 2015, the Fed announced in December 2015 that it would raise its main policy interest rate by 0.25%. The news had a relatively muted impact on the financial markets, as the move was widely expected.

Commercial mortgage-backed securities (CMBS), as measured by the Barclays Commercial Mortgage-Backed Securities (CMBS) Aggregate Index, posted positive absolute returns during the twelve-month reporting period. Spreads on the Barclay’s CMBS Index ended the reporting period wider, amid the volatility in rates and credit markets. Commercial real estate fundamentals remain healthy, as the sector continues to be supported by a recovering economy, a better lending environment for commercial real estate (CRE) borrowers and a manageable near-term loan maturity schedule. Occupancy and rents have risen while capitalization rates have been range-bound, resulting in continued CRE price appreciation. Commercial property prices, according to the Moody’s/RCA Commercial Property Price Index (CPPI), were up 0.4% in October and 14.2% year-over-year. Rising interest rates remain a risk factor, but as long as that is accompanied by a recovering economy and improving rents, the impact on CMBS should be limited. The non-agency residential mortgage-backed securities (RMBS) market generated positive returns during the twelve-month reporting period. Housing market conditions continue to normalize and growth rates are trending toward their historical range of 3-4%. Despite recovering housing starts, inventory remains low after years of underdevelopment.

What key strategies were used to manage the Funds during this twelve-month reporting period ended December 31, 2015?

Both Funds seek to generate total returns by investing in a diverse portfolio of mortgage-backed securities (MBS), consisting primarily of non-agency RMBS and CMBS. Under normal circumstances, both Funds will invest at least 80% of their managed assets in MBS, primarily non-agency RMBS and CMBS. Both JLS and JMT may be leveraged directly to a maximum effective leverage of 33% of total net assets. The Funds have a limited term of ten years from each Fund’s inception, at which time all net assets will be distributed to shareholders of record.

During the reporting period, Wellington Management maintained a constructive outlook for CMBS over the long-term and continued to believe that the non-agency RMBS sector offered better relative value, and we positioned the Funds accordingly. The Funds continue to be conservatively positioned within RMBS, with a bias toward higher quality collateral to try to mitigate against downside risk in the event of a prolonged path toward economic recovery. The portfolio’s exposure to credit risk transfer (CRT) securities increased. CRTs allow credit risk to be more easily transferred and potentially more widely dispersed across the financial market and as that CRT market continues to grow, we look to find attractive opportunities to invest.

While the fundamentals are positive, Wellington Management remains cautious on technicals. CMBS issuance was lighter than expected in 2015, but still ended the year at a new post-crisis high. Issuance is expected to continue at a high level in 2016 due to a number of technical factors including pending risk retention regulation, rising rates and

6	Nuveen Investments

sizable maturities. Within the sector, we favored up-in-quality new issues, seasoned (2010 –2013) credit bonds, select single-borrower deals and AAA rated interest-only (IO) bonds.

The non-agency RMBS market generated positive returns during the twelve-month reporting period. We have a constructive outlook on most non-agency RMBS, given the continuing recovery of the U.S. housing market and the positive technical tailwinds. The current economic recovery and demographic mix in the U.S. indicates improving housing demand going forward. Housing market conditions are normalizing and the growth rate should trend toward the historical range of 3-4%, which is still a healthy level. Despite recovering housing starts, inventory remains low after years of underdevelopment. In this environment, the credit performance of residential mortgages should continue to improve.

Technicals are also positive in RMBS. RMBS net supply has been negative, which continues to provide a positive tailwind for legacy non-agency RMBS, where investor interest in the sector remains strong. The CRT market is growing and maturing; both Freddie Mac and Fannie Mae are mandated to expand on collateral type, structure and volume. As the product grows and the investor base broadens, its volatility and liquidity should improve. The capital market is playing a greater role where banks’ balance sheets continue to shrink. Securitizations in non-traditional emerging sectors, where investors provide financing rather than pure risk transfers, are also attractive. These transaction types include securitizations backed by servicer advance receivables and re-performing loans.

Within the sector we favor legacy non-agency RMBS, which offer attractive yields relative to other credit sectors with comparable risk. Wellington Management also likes the non-traditional emerging sectors including agency CRT, servicer advance deals, re-performing loans and real estate mortgage investment conduits (re-REMICs), which is a trust that has been created to own one or more existing mortgage-backed residential or commercial securities. These new and growing sectors offer attractive opportunities for investors to lend against high quality collateral at attractive rates.

How did the Funds perform during this twelve-month reporting period ended December 31, 2015?

The tables in the Performance Overview and Holding Summaries section of this report provide total returns for the one-year, five-year and since inception periods ended December 31, 2015. Each Fund’s total returns at net asset value (NAV) are compared with the performance of a corresponding market index. For the twelve-month reporting period, the Funds’ total returns at NAV outperformed the Barclays U.S. Aggregate Bond Index. This index reflects the general performance of the bond market, but not the specific MBS market in which the Funds primarily invest.

The total returns of the Funds were positive, as all of the broader securitized sectors generated positive returns for the twelve-month reporting period. The primary contributor to the Funds’ returns was the allocation to residential credit, particularly the higher quality sectors (Alt-A and Prime). An allocation to CMBS also positively impacted performance during the reporting period, primarily driven by legacy and mezzanine bonds.

Wellington Management’s approach to sector allocation has remained consistent since the Funds’ launch. Both Funds seek to generate total returns by investing in a diverse portfolio of MBS consisting primarily of non-agency RMBS and CMBS. While remaining cautious on CMBS in the short-term, they continue to favor residential credit from a relative value perspective and have a bias to the higher quality collateral types within each sector. With an emphasis on the long-term, Wellington Management continued to focus on finding opportunities to add securities that were best positioned to provide stability of principal and attractive income over the duration of the Funds’ limited terms.

Detracting from performance were BBB rated CMBS as their spreads widened more than higher rated tranches amid the broader volatility in credit markets. Within legacy RMBS, adjustable-rate mortgage (ARMs) also detracted during the reporting period. The Funds’ utilized U.S. treasury futures to hedge against increases in interest rates. The effect on performance was negligible during the period.

Nuveen Investments	7

Fund

Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the return of the Funds relative to their comparative benchmarks was the Funds’ use of leverage through the use of bank borrowings. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, use of leverage also can expose shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on NAV and total return is magnified by the use of leverage. Conversely, leverage may enhance returns during periods when the prices of securities held by a Fund generally are rising. Leverage had a negative effect on performance during the current reporting period.

As of December 31, 2015, the Funds’ percentages of leverage are as shown in the accompanying table.

	JLS	JMT
Effective Leverage*	26.97%	28.09%
Regulatory Leverage*	26.97%	28.09%
*	Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE

Bank Borrowings

The Funds employ regulatory leverage through the use of bank borrowings. As of December 31, 2015, the Funds have outstanding bank borrowings as shown in the accompanying table.

	JLS	JMT
Bank Borrowings	$147,200,000	$46,200,000

Refer to Notes to Financial Statements, Note 8 – Borrowing Agreements for further details.

8	Nuveen Investments

Share

Information

DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is as of December 31, 2015, the Funds’ fiscal and tax year end, and may differ from previously issued distribution notifications.

The Funds have a cash flow-based distribution program. Under this program, each Fund seeks to maintain an attractive and stable regular distribution based on the Fund’s net cash flow received from its portfolio investments. Fund distributions are not intended to include expected portfolio appreciation; however, each Fund invests in securities that make payments which ultimately may be fully or partially treated as gains or return of capital for tax purposes. This tax treatment will generally “flow through” to the Fund’s distributions, but the specific tax treatment is often not known with certainty until after the end of the Fund’s tax year. As a result, regular distributions throughout the year are likely to be re-characterized for tax purposes as either long-term gains (both realized and unrealized), or as a non-taxable return of capital.

The figures in the table below provide the sources (for tax purposes) of each Fund’s distributions as of December 31, 2015. These sources include amounts attributable to realized gains and/or returns of capital. The information shown below is for the distributions paid on common shares for all prior months in the current fiscal year. These amounts should not be used for tax reporting purposes, and the distribution sources may differ for financial reporting than for tax reporting. The final determination of the tax characteristics of all distributions paid in 2015 will be made in early 2016 and reported to you on Form 1099-DIV. More details about the tax characteristics of each Fund’s distributions are available on www.nuveen.com/CEFdistributions.

Data as of 12/31/2015

	Fiscal YTD Percentage of the Distribution			Fiscal YTD Per Share Amounts
Fund	Net Investment Income	Realized Gains	Return of Capital	Distributions	Net Investment Income	Realized Gains	Return of Capital
JLS (FYE 12/31)	74.12%	16.51%	9.37%	$1.5180	$1.1251	$0.2507	$0.1422
JMT (FYE 12/31)	65.74%	12.73%	21.53%	$1.5300	$1.0060	$0.1947	$0.3293

The following table provides information regarding fund distributions and total return performance over various time periods. This information is intended to help you better understand whether fund returns for the specified time periods were sufficient to meet fund distributions.

Data as of 12/31/2015

	Inception Date	Latest Monthly Per Share Distribution	Annualized			Cumulative
Fund			Current Distribution on NAV	1-Year Return on NAV	5-Year Return on NAV	Fiscal YTD Distributions on NAV	Fiscal YTD Return on NAV
JLS (FYE 12/31)	11/25/2009	$0.1265	6.05%	1.71%	7.71%	6.05%	1.71%
JMT (FYE 12/31)	2/23/2010	$0.1275	6.30%	1.56%	7.81%	6.30%	1.56%

Nuveen Investments	9

Share Information (continued)

SHARE REPURCHASES

During August 2015, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of December 31, 2015, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding shares as shown in the accompanying table.

	JLS	JMT
Shares cumulatively repurchased and retired	0	0
Shares authorized for repurchase	1,590,000	485,000

OTHER SHARE INFORMATION

As of December 31, 2015, and during the current reporting period, the Funds’ share prices were trading at a premium/(discount) to their NAVs as shown in the accompanying table.

	JLS	JMT
NAV	$25.09	$24.28
Share price	$22.71	$22.29
Premium/(Discount) to NAV	(9.49)%	(8.20)%
12-month average premium/(discount) to NAV	(11.48)%	(11.12)%

10	Nuveen Investments

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Mortgage Opportunity Term Fund (JLS)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Investing in mortgage-backed securities entails credit risk, the risk that the servicer fails to perform its duties, liquidity risks, interest rate risks, structure risks, pre-payment risk, and geographical concentration risks. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations including the Fund’s limited term are described in more detail on the Fund’s web page at www.nuveen.com/JLS.

Nuveen Mortgage Opportunity Term Fund 2 (JMT)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Investing in mortgage-backed securities entails credit risk, the risk that the servicer fails to perform its duties, liquidity risks, interest rate risks, structure risks, pre-payment risk, and geographical concentration risks. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations including the Fund’s limited term are described in more detail on the Fund’s web page at www.nuveen.com/JMT.

Nuveen Investments	11

JLS

Nuveen Mortgage Opportunity Term Fund

Performance Overview and Holding Summaries as of December 31, 2015

Refer to Glossary of Terms Used in this Report for further definition of terms used in this section.

Average Annual Total Returns as of December 31, 2015

	Average Annual
	1-Year	5-Year	Since Inception
JLS at NAV	1.71%	7.71%	8.91%
JLS at Share Price	4.82%	6.21%	6.79%
Barclays U.S. Aggregate Bond Index	0.55%	3.25%	3.52%

Since inception returns are from 11/25/09. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

12	Nuveen Investments

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Mortgage-Backed Securities	131.7%
Repurchase Agreements	5.1%
Other Assets Less Liabilities	0.1%
Net Assets Plus Borrowings	136.9%
Borrowings	(36.9)%
Net Assets	100%

Credit Quality

(% of total long-term investments)

AAA/U.S. Guaranteed	8.8%
A	2.6%
BBB	7.4%
BB or Lower	73.9%
N/R (not rated)	7.3%
Total	100%

Nuveen Investments	13

JMT

Nuveen Mortgage Opportunity Term Fund 2

Performance Overview and Holding Summaries as of December 31, 2015

Refer to Glossary of Terms Used in this Report for further definition of terms used in this section.

Average Annual Total Returns as of December 31, 2015

	Average Annual
	1-Year	5-Year	Since Inception
JMT at NAV	1.56%	7.81%	8.92%
JMT at Share Price	3.01%	7.63%	7.03%
Barclays U.S. Aggregate Bond Index	0.55%	3.25%	3.62%

Since inception returns are from 2/23/10. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

14	Nuveen Investments

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Mortgage-Backed Securities	133.0%
Repurchase Agreements	6.0%
Other Assets Less Liabilities	0.1%
Net Assets Plus Borrowings	139.1%
Borrowings	(39.1)%
Net Assets	100%

Credit Quality

(% of total long-term investments)

AAA/U.S. Guaranteed	8.5%
A	2.2%
BBB	6.9%
BB or Lower	75.0%
N/R (not rated)	7.4%
Total	100%

Nuveen Investments	15

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Mortgage Opportunity Term Fund

Nuveen Mortgage Opportunity Term Fund 2:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Nuveen Mortgage Opportunity Term Fund and Nuveen Mortgage Opportunity Term Fund 2 (hereinafter referred to as the “Funds”) at December 31, 2015, the results of each of their operations and each of their cash flows for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

February 25, 2016

16	Nuveen Investments

JLS

Nuveen Mortgage Opportunity Term Fund
Portfolio of Investments	December 31, 2015

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 131.7% (96.3% of Total Investments)

	MORTGAGE-BACKED SECURITIES – 131.7% (96.3% of Total Investments)

	Residential – 131.7%

$3,610	Ares Collateralized Loan Obligation, Series 2012-2A, 144A	3.021%	10/12/23	A	$3,570,001
6,500	Argent Securities Inc., Asset-Backed Pass Through Certificates, Series 2005-W2	0.912%	10/25/35	B1	5,310,539
8,837	Asset Backed Funding Corporation, Asset-Backed Certificates Series 2006-OPT1	0.662%	9/25/36	CCC	6,201,422
1,680	Babson CLO Limited, Series 2012-2A, 144A	3.962%	5/15/23	BBB	1,617,148
2,354	Banc of America Alternative Loan Trust, Pass Through Certificates, Series 2006-6	6.000%	7/25/46	Caa3	1,932,092
4,088	Banc of America Funding Corporation, Mortgage Pass-Through Certificates, Series 2006-G	0.692%	7/20/36	Ba1	3,812,862
3,125	Banc of America Merrill Lynch Large Loan Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-200P, 144A	3.596%	4/14/33	BB–	2,712,660
2,416	Banc of America Mortgage Securities Inc., Mortgage Pass-Through Certificates, Series 2007-1	6.000%	3/25/37	Caa3	2,183,430
2,020	Bank of America Commercial Mortgage Inc. , Commercial Mortgage Pass-Through Certificates, Series 2006-1	5.508%	9/10/45	Ba2	2,020,115
736	Bank of America Funding Corporation, Mortgage Pass-Through Certificates, Series 2007-C	2.814%	5/20/36	Caa2	692,874
6,384	Bank of America Funding Trust, 2007-A 2A1	0.562%	2/20/47	CCC	5,168,004
7,383	BCAP LLC Trust, Mortgage Pass-Through Certificates, Series 2006-AA2	0.592%	1/25/37	Caa3	5,907,476
5,812	BCAP LLC Trust, Mortgage Pass-Through Certificates, Series 2007 AA1 2A1	0.602%	3/25/37	Caa3	4,925,036
2,602	Bear Stearns Adjustable Rate Mortgage Trust 2005-3	2.746%	6/25/35	Caa2	2,408,631
880	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificate Series 2006-2	2.749%	7/25/36	D	742,374
3,911	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificate Series 2006-4	2.687%	10/25/36	D	3,328,825
5,357	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificate Series 2007-4	4.718%	6/25/47	D	4,762,685
1,423	Bear Stearns Adjustable Rate Mortgage Trust, Pass Through Certificates Series 2005-12	2.500%	2/25/36	Caa3	1,189,412
5,270	Bear Stearns Adjustable Rate Mortgage Trust, Pass Through Certificates Series 2005-12	2.654%	2/25/36	Caa3	4,714,651
2,989	Bear Stearns Adjustable Rate Mortgage Trust, Pass Through Certificates, Series 2007-1	2.760%	2/25/47	D	2,580,258
5,199	Bear Stearns Alt-A Trust, Mortgage Pass-Through Certificates, Series 2006-8	3.151%	8/25/46	Ca	3,903,384
2,175	Bear Stearns Commercial Mortgage Securities Trust, Pass Through Certificates 2007-WR16	5.722%	6/11/40	B1	2,170,660
6,490	Carrington Mortgage Loan Trust, Asset Backed Pass Through Certificates, Series 2005-NC5	0.902%	10/25/35	BB–	5,702,047
6,148	Carrington Securities LP, Mortgage Loan Trust Asset-Backed Pass-Through Certificates Series 2007-HE1	0.572%	6/25/37	Caa1	5,591,455
2,090	CDGJ Commercial Mortgage Trust, Mortgage Pass Through Certificates, Series 2014-BXCH, 144A	4.581%	12/15/27	BB–	2,046,452
5,333	Chaseflex Trust Series 2007-2	0.702%	5/25/37	CCC	4,773,451
2,785	CIFC Funding Limited, Series 2012-2A, 144A	3.152%	12/05/24	A	2,715,965
1,436	Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2007-AR4	2.962%	3/25/37	D	1,138,401
730	Citigroup Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-GC29, 144A	3.110%	4/10/48	BBB–	510,171
1,189	Citigroup Mortgage Loan Inc., Mortgage Pass Through Certificates, Series 2006- AR2	2.726%	3/25/36	Caa3	1,081,305
1,450	Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2005-3	2.792%	8/25/35	Caa2	1,352,676

Nuveen Investments	17

JLS	Nuveen Mortgage Opportunity Term Fund
	Portfolio of Investments (continued)	December 31, 2015

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Residential (continued)

$7,369	Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2007-AR1	0.642%	1/25/37	CCC	$5,210,466
1,382	Citigroup Mortgage Loan Trust, Mortgage Pass-Through Certificates Series 2007-AR8	2.797%	7/25/37	Caa3	1,293,325
2,010	Citigroup Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-AR7	2.685%	11/25/36	D	1,664,836
3,026	Citigroup Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-AR7	2.785%	11/25/36	D	2,573,127
3,820	Commercial Mortgage Pass Through Certificates Series 2012-CR4, 144A	4.574%	10/15/45	BBB	3,562,494
1,130	Core Industrial Trust, Series 2015-CALW, 144A	3.850%	2/10/34	B	1,007,337
2,141	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2005-63	2.731%	11/25/35	Ca	1,727,814
570	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-6CB	5.750%	5/25/36	Ca	448,631
4,632	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2007-19	6.000%	8/25/37	D	3,832,484
1,826	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2007-3T1	6.000%	4/25/37	Ca	1,423,492
5,394	Countrywide Alternative Loan Trust, Securitization Pass-Through Certificates Series 2007-HY7C A1	0.562%	8/25/37	Ca	4,613,169
1,913	Countrywide Asset Backed Certificates Trust 2005-IM1	0.822%	11/25/35	A+	1,830,903
2,170	Countrywide CHL Mortgage Pass-Through Trust 2006-HYB1	2.526%	3/20/36	Ca	1,869,978
1,234	Countrywide CHL Mortgage Pass-Through Trust Series 2005-HY10	3.096%	2/20/36	Caa3	1,048,222
4,260	Countrywide Home Loans Mortgage Pass Through Certificates, Series 2005-HYB7	2.615%	11/20/35	Caa3	3,802,192
691	Countrywide Home Loans Mortgage Pass Through Trust Certificates Series 2007-HY5	4.674%	9/25/37	D	633,453
5,240	Countrywide Home Loans Mortgage Pass- Through Trust, Series 2007-HY1 1A1	2.632%	4/25/37	D	4,915,697
3,981	Credit Suisse Adjustable Rate Mortgage Trust 2005-9	0.692%	11/25/35	BBB+	3,628,249
4,950	Credit Suisse Adjustable Rate Mortgage Trust 2006-3, Pass Through Certificates	0.542%	8/25/36	CCC	2,990,161
823	Credit Suisse Adjustable Rate Mortgage Trust 2007-2	0.632%	6/25/37	Caa3	710,539
3,047	Credit Suisse First Boston Mortgage Acceptance Corporation, Adjustable Rate Mortgage-Backed Pass Through Certificates, Series 2005-12	2.881%	3/25/36	Caa3	2,356,430
1,028	Credit Suisse First Boston Mortgage Securities Corporation, Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2006-2	2.843%	5/25/36	D	953,401
2,100	CSAIL Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-C1, 144A	3.801%	4/15/50	BBB-	1,651,004
4,700	CSAIL Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-C3	3.362%	8/15/48	BBB-	3,397,602
1,045	Fannie Mae Connecticut Avenue Securities , Series 2014-C02	3.022%	5/25/24	Aaa	917,735
1,535	Fannie Mae Connecticut Avenue Securities , Series 2014-C02	3.022%	5/25/24	Aaa	1,381,268
4,000	Fannie Mae Connecticut Avenue Securities , Series 2014-C04	5.322%	11/25/24	Aaa	4,075,356
2,790	Fannie Mae Connecticut Avenue Securities, Series 2013-C01	5.672%	10/25/23	Aaa	2,891,346
3,297	Fannie Mae, Connecticut Ave Securities, Series 2015-C04	6.122%	4/25/28	Aaa	3,358,859
950	Fannie Mae, Connecticut Avenue Securities Series 2014-C01	4.822%	1/25/24	Aaa	943,046
5,815	Fannie Mae, Connecticut Avenue Securities, Series 2014-C03	3.422%	7/25/24	Aaa	5,272,801
6,125	Fannie Mae, Connecticut Avenue Securities, Series 2015-C01	4.972%	2/25/25	Aaa	6,163,151
5,290	Fannie Mae, Connecticut Avenue Securities, Series 2015-C02	4.422%	5/25/25	Aaa	5,026,511
1,240	Fannie Mae, Connecticut Avenue Securities, Series 2015-C03	5.422%	7/25/25	Aaa	1,231,443
2,798	First Horizon Alternative Mortgage Securities Trust, Mortgage Pass-Through Certificates Series 2006-FA3	6.000%	7/25/36	Ca	2,284,688
2,533	First Horizon Alternative Mortgage Securities Trust, Mortgage Pass-Through Certificates Series 2006-FA3	6.000%	7/25/36	Ca	2,068,186
5,495	First Horizon Alternative Mortgage Securities Trust, Pass Through Certificates, Series 2006-FA8	0.922%	2/25/37	Caa3	2,970,442
2,175	First Horizon Alternative Mortgage Securities Trust, Pass-Through Certificates Series 2005-A7	2.254%	9/25/35	Caa2	1,937,722
1,462	First Horizon Alternative Mortgage Securities Trust, Pass-Through Certificates, Series 2005-FA10	1.222%	1/25/36	Caa2	1,009,239

18	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Residential (continued)

$3,603	First Horizon Alternative Mortgage Securities Trust, Pass-Through Certificates, Series 2006-AA2	2.325%	5/25/36	Ca	$2,901,113
196	First Horizon Mortgage Pass-Through Certificates Trust, Series 2007-AR1	2.732%	5/25/37	D	155,792
1,834	First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificate Series 2007-AR2	2.698%	8/25/37	D	1,464,453
7,310	Freddie Mac Collateralized Mortgage REMIC Series 4338, (I/O)	2.490%	6/25/42	Aaa	1,209,344
1,800	Freddie Mac Mortgage Trust, Multifamily Mortgage-Pass Through Certificates, Series K720, 144A	3.389%	7/25/22	AAA	1,575,495
5,400	Freddie Mac Multifamily Structured Pass Through Certificates, Series K701, (I/O)	2.108%	7/25/48	Aaa	203,988
6,950	Freddie Mac Multifamily Structured Pass Through Certificates K036, (I/O)	2.111%	12/25/41	Aaa	941,842
17,405	Freddie Mac Multifamily Structured Pass Through Certificates, Series K025, (I/O)	1.751%	11/25/40	Aaa	1,747,970
11,406	Freddie Mac Multifamily Structured Pass Through Certificates, Series K031, (I/O)	1.661%	7/25/41	Aaa	1,078,901
16,460	Freddie Mac Multifamily Structured Pass Through Certificates, Series K034, (I/O)	1.726%	9/25/41	Aaa	1,773,892
9,800	Freddie Mac Multifamily Structured Pass Through Certificates, Series K037, (I/O)	2.206%	1/25/42	Aaa	1,405,322
11,060	Freddie Mac Multifamily Structured Pass Through Certificates, Series K715, (I/O)	2.017%	2/25/41	Aaa	1,020,532
6,257	Freddie Mac Multifamily Structured Pass-Through Certificates Series KF01, (I/O)	1.969%	7/25/40	Aaa	682,085
1,630	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K013, (I/O)	2.807%	1/25/43	Aaa	208,125
13,444	Freddie Mac Multifamily Structures Pass- Through Certificates, Series 2011-K012, (I/O)	2.251%	1/25/41	Aaa	1,395,419
775	Freddie Mac Multifamily Trust, Structured Pass Through Certificates, Series 2014-K37, 144A	4.558%	1/25/47	Aaa	787,989
15,800	Freddie Mac Structured Pass-Through Certificates, Series K711 X3, (I/O)	1.619%	8/25/40	Aaa	822,900
4,900	General Electric Capital Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2007-C1	5.606%	12/10/49	Ba3	4,982,403
3,870	GMAC Mortgage Corporation, Mortgage Pass-Through Certificates, Series 2005-AR5	3.205%	9/19/35	CCC	3,482,026
3,426	GMACM Mortgage Corporation, Mortgage Pass-Through Certificates, Series 2005-AF2	6.000%	12/25/35	D	3,019,611
3,140	GMACM Mortgage Corporation, Mortgage Pass-Through Certificates, Series 2006-AR1	3.100%	4/19/36	Caa3	2,835,583
1,797	Goldman Sachs GSAA Home Equity Trust, Series 2006-4 4A2	0.652%	3/25/36	Caa3	1,691,081
5,577	Goldman Sachs GSAA Home Equity Trust, Series 2007-8	0.872%	8/25/37	CCC	5,040,309
380	Goldman Sachs Mortgage Securities Corporation, GSR Mortgage Loan Trust, Mortgage Pass-Through Certificates Series 2007-AR1	2.835%	3/25/47	D	327,000
7,303	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2006-AR1 2A4	2.869%	1/25/36	D	6,703,421
2,340	Goldman Sachs Mortgage Securities Trust, Mortgage Pass Through Certificates, Series 2014-GC20, 144A	4.867%	4/10/47	BBB–	1,996,382
1,698	Government National Mortgage Association Pool, (I/O)	4.500%	10/20/39	Aaa	199,810
2,550	Gramercy Park CLO Limited, Series 2012-1AR, 144A	3.265%	7/17/23	A	2,528,598
2,010	GSAA Home Equity Trust Series 2007-5	0.522%	3/25/47	Caa3	1,067,101
2,678	GSAA Home Equity Trust Series 2007-5	5.788%	3/25/47	Caa3	1,743,445
3,351	GSR Mortgage Loan Trust, Mortgage Pass- Through Certificates, Series 2006-AR2	2.558%	4/25/36	D	2,825,351
3,488	GSR Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2007-AR2	2.775%	5/25/37	D	2,861,288
4,657	HarborView Mortgage Loan Trust 2006-12	0.640%	12/19/36	Ca	3,228,798
4,075	Hilton USA Trust, Commercial Mortgage Pass-Through Certificates, Series 2013-HLT, 144A	4.453%	11/05/30	Ba1	4,073,904
6,159	HomeBanc Mortgage Trust, Mortgage Backed Notes 2005-5	0.682%	1/25/36	Caa1	5,339,972
4,405	HomeBanc Mortgage Trust, Mortgage Backed Notes 2006-2	0.602%	12/25/36	CCC	3,881,320
3,494	HSI Asset Securitization Corporation, Mortgage Pass-Through Certificates, Series 2006-HE1	0.532%	10/25/36	CCC	1,821,644

Nuveen Investments	19

JLS	Nuveen Mortgage Opportunity Term Fund
	Portfolio of Investments (continued)	December 31, 2015

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Residential (continued)

$2,329	IndyMac INDA Mortgage Loan Trust, Series 2007-AR3	5.067%	7/25/37	Caa2	$2,047,427
3,670	IndyMac INDX Mortgage Loan Trust, Series 07-AR5	2.782%	5/25/37	Ca	2,793,554
4,325	IndyMac INDX Mortgage Loan Trust, Series 2005-AR11	2.652%	8/25/35	Caa3	3,533,240
579	IndyMac INDX Mortgage Loan Trust, Series 2005-AR23	2.511%	11/25/35	Caa3	492,377
1,721	IndyMac INDX Mortgage Loan Trust, Series 2006-AR15	0.632%	7/25/36	Caa3	1,372,930
2,712	IndyMac INDX Mortgage Loan Trust, Series 2006-AR15	0.542%	7/25/36	Caa3	2,144,916
1,492	IndyMac INDX Mortgage Loan Trust, Series 2006-AR35	0.592%	1/25/37	Caa3	1,217,125
2,680	IndyMac INDX Mortgage Loan Trust, Series 2006-AR39	0.602%	2/25/37	Caa3	2,183,724
6,472	IndyMac INDX Mortgage Loan Trust, Series 2007-AR7 2A1	2.302%	6/25/37	Ca	4,892,503
1,407	JPMorgan Mortgage Trust, Mortgage Pass-Through Certificates, Series 2006-A4	2.696%	6/25/36	Caa2	1,219,083
3,197	JPMorgan Alternative Loan Trust, Mortgage Pass-Through Certificates 2006-S4	5.960%	12/25/36	Ca	2,569,887
4,170	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-LDP8	5.480%	5/15/45	Baa1	4,240,419
988	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-S4 A5	6.000%	1/25/37	Caa3	838,120
4,421	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-S4 A8	0.802%	1/25/37	Caa3	2,709,537
1,925	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2011-C5, 144A	5.323%	8/15/46	Baa3	1,982,988
5,000	JPMorgan Chase Commercial Mortgage Securities Trust, Pass Through Certificates Series 2006-LDP9	5.337%	5/15/47	Ba1	4,989,513
2,300	JPMorgan Chase Commercial Mortgage Trust, Commercial Mortgage Pass Through Certificates, Series 2006-CB17 AM	5.464%	12/12/43	Ba1	2,313,687
4,200	JPMorgan Mortgage Acquisition Corporation, Asset-Backed Pass-Through Certificates, Series 2007-CH5	0.682%	5/25/37	B3	3,348,830
3,405	JPMorgan Mortgage Acquisition Trust, Series 2006-A6	2.971%	10/25/36	Caa2	2,976,535
2,500	LB UBS Commercial Mortgage Trust, Series 2006-C4	5.840%	6/15/38	Ba2	2,534,229
3,433	LSTAR Securities Investment Trust, Mortgage Pass Through Certificates, Series 2014-2, 144A	2.244%	12/01/21	N/R	3,394,151
4,737	LSTAR Securities Investment Trust, Mortgage Pass Through Certificates, Series 2015-2, 144A	2.193%	1/01/20	N/R	4,676,853
7,040	LSTAR Securities Investment Trust, Mortgage Pass Through Certificates, Series 2015-3, 144A	2.244%	3/01/20	N/R	6,938,602
1,460	Magnetite CLO Limited, Series 2012-6A, 144A	4.112%	9/15/23	BBB	1,448,983
1,215	Marine Park CLO Limited, Series 2012-1A, 144A	3.914%	10/12/23	BBB	1,193,558
3,437	Merrill Lynch Mortgage Backed Securities Trust, Mortgage Loan Asset Backed Notes, Series 2007-2	2.900%	8/25/36	Caa2	3,166,615
5,652	Merrill Lynch Mortgage Backed Securities Trust, Mortgage Loan Asset Backed Notes, Series 2007-3	2.954%	6/25/37	D	4,759,371
3,900	ML_CFC Commercial Mortgage Trust, Pass-Through Certificates, Series 2007-8	5.880%	8/12/49	BB	3,930,824
7,381	Morgan Stanley Capital I Inc., Mortgage Pass-Through Certificates, Series 2006- HE1	0.712%	1/25/36	B2	6,646,906
4,130	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-HQ8	5.511%	3/12/44	Ba1	4,119,663
2,045	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates 2006-TOP21, 144A	5.400%	10/12/52	Baa1	1,917,714
1,525	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates 2006-TOP21, 144A	5.400%	10/12/52	Baa2	1,430,080
4,000	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-IQ14	5.680%	4/15/49	Ba2	4,067,274
3,850	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-TOP25	5.574%	11/12/49	B1	3,798,678
2,025	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2008-T29, 144A	6.268%	1/11/43	BB	2,069,581
2,696	Morgan Stanley Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-3AR	2.862%	3/25/36	Caa3	2,180,916
4,736	Mortgage IT Trust, Mortgage-Backed Notes, Series 2005-5	0.682%	12/25/35	BB+	4,287,661
5,678	Mortgage-IT Trust 2005-4	0.702%	10/25/35	BB+	5,184,557

20	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Residential (continued)

$1,215	Nationstar HECM Loan Trust, Series 2015-1A, 144A	7.021%	5/25/18	N/R	$1,220,468
2,574	Opteum Mortgage Acceptance Corporation, Asset backed Pass Through Certificates, Series 2006-1	0.722%	4/25/36	CCC	2,109,685
4,685	Renaissance Home Equity Loan Trust Asset Backed Certificates, Series 2007-3	6.998%	9/25/37	C	2,796,882
3,561	Residential Accredit Loans Inc., Hybrid Adjustable Rate Mortgages, 2006-QA6	0.612%	7/25/36	Caa3	2,772,726
5,865	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QA10 A31	3.633%	9/25/35	Caa3	4,861,042
3,300	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS1	5.750%	1/25/36	Caa3	2,896,908
2,050	Residential Accredit Loans Inc., RALI Mortgage Asset-Backed Pass Through Certificates, Series 2007-QS2	6.250%	1/25/37	Caa3	1,677,297
1,537	Residential Accredit Loans Inc., RALI Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QA6	3.213%	5/25/35	Caa3	1,218,692
3,500	Residential Asset Mortgage Products Inc. Asset Backed Pass Through Certificates, Series 2005-RS7	0.922%	7/25/35	A	3,227,198
7,295	Residential Asset Mortgage Products, Mortgage Asset-Backed Pass Through Certificates, Series 2006-NC2	0.712%	2/25/36	B2	6,366,137
2,461	Residential Funding Mortgage Securities I Inc., Mortgage Pass Through Certificates Series 2007-SA3	3.876%	7/27/37	D	2,004,663
1,495	Residential Funding Mortgage Securities I Inc., Mortgage Pass Through Certificates, Series 2006-SA3	3.850%	9/25/36	D	1,237,777
2,466	Residential Funding Mortgage Securities I, Mortgage Pass-Through Securities Series 2006-S1	5.750%	1/25/36	Caa3	2,014,920
2,518	Residential Funding Mortgage Securities I, Mortgage Pass Through Certificates, Series 2007-SA2	3.151%	4/25/37	Caa2	2,197,130
2,693	Residential Funding Mortgage Securities I, Mortgage Pass Through Certificates, Series 2007-SA2	3.151%	4/25/37	Caa2	2,350,064
1,941	Residential Funding Mortgage Securities Inc. Mortgage Pass-Through Certificates Series 2006-SA2	3.749%	8/25/36	D	1,700,139
4,531	Sequoia Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1	2.543%	2/20/47	CC	3,912,150
313	Sierra Receivables Funding Company, Series 2011-1A, 144A	6.190%	4/20/26	BB	313,086
953	Soundview Home Equity Loan Trust 2004-WMC1 M1	1.172%	1/25/35	B1	853,748
4,652	Structured Adjustable Rate Mortgage Loan Pass Through Trust, Series 2007-6 2A1	0.612%	7/25/37	CCC	3,356,840
250	Structured Agency Credit Risk Debt Notes 2014-DN2	3.821%	4/25/24	N/R	233,105
9,550	Structured Agency Credit Risk Debt Notes, 2013-DN2	4.672%	11/25/23	N/R	9,460,634
1,360	Structured Agency Credit Risk Debt Notes, Series 2015-DNA1	9.622%	10/25/27	N/R	1,515,296
4,360	Structured Agency Credit Risk Debt Notes, Series 2015-DNA2	7.771%	12/25/27	N/R	4,070,419
1,210	Structured Agency Credit Risk Debt Notes, Series 2015-DNA3	9.772%	4/25/28	N/R	1,184,253
2,070	Structured Agency Credit Risk Debt Notes, Series 2015-DNA3	3.272%	4/25/28	BBB–	2,065,901
3,650	Structured Agency Credit Risk Debt Notes, Series 2015-HQ2	8.372%	5/25/25	N/R	3,533,034
3,045	Structured Agency Credit Risk Notes, Series 2015-HQA1	2.871%	3/25/28	BBB–	3,016,007
2,445	Structured Agency Credit Risk Notes, Series 2015-HQA2	3.222%	5/25/28	BBB–	2,443,163
2,674	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificate Series 2007-2	2.682%	4/25/37	D	2,233,644
588	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificate Series 2007-4	3.028%	10/25/37	Caa1	521,503
1,608	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificate Series 2007-4	3.156%	10/25/37	Caa1	1,480,237
4,355	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2007-1	2.784%	2/25/37	D	3,746,856
2,315	Voya CLO Limited, Series 2012-3AR, 144A	4.271%	10/15/22	BBB	2,313,664
4,200	Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C30	5.413%	12/15/43	B3	4,206,046
1,366	Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C31	5.680%	4/15/47	CCC	1,325,065
3,650	Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C31	5.660%	4/15/47	B1	3,646,430
3,825	Wachovia Commercial Mortgage Trust, Pass Through Certificates, Series 2005-C21, 144A	5.300%	10/15/44	B+	3,697,818

Nuveen Investments	21

JLS	Nuveen Mortgage Opportunity Term Fund
	Portfolio of Investments (continued)	December 31, 2015

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Residential (continued)

$1,672	Washington Mutual Mortgage Pass-Through Certificates Trust 2006-AR14	2.176%	11/25/36	D	$1,448,352
3,299	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR17	1.063%	12/25/46	Caa3	2,538,977
2,420	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR	1.825%	1/25/37	D	2,036,916
1,492	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY6	2.231%	6/25/37	D	1,298,381
1,575	Washington Mutual Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2007-HY1	0.582%	2/25/37	Caa3	1,148,549
2,248	Washington Mutual Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2006-5	6.000%	7/25/36	Ca	1,791,213
5,169	Washington Mutual Mortgage Securities Corporation, Pass Through Certificates, Series 2006-AR	2.258%	12/25/36	D	4,426,576
3,729	Washington Mutual Mortgage Securities Corporation, Pass Through Certificates, Series 2006-AR	2.185%	12/25/36	D	3,304,867
2,705	Washington Mutual Mortgage Securities Corporation. Mortgage Pass-Through Certificates, Series 2006-AR7	1.237%	7/25/46	Caa3	2,201,931
1,159	Wells Fargo Alternative Loan Trust, Mortgage Asset-Backed Pass Through Certificates, Series 2007-PA1	6.000%	3/25/37	Caa3	1,050,202
2,723	Wells Fargo Alternative Loan Trust, Mortgage Asset-Backed Pass-Through Certificates Series 2007-PA6	2.739%	12/28/37	D	2,342,268
685	Wells Fargo Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-NXS1	4.105%	5/15/48	BBB–	551,200
2,426	Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificates, Series 2007-AR8	2.809%	11/25/37	Caa2	2,134,168
3,883	Wells Fargo Mortgage Backed Securities, Collateralized Mortgage Obligation, Series 2007-AR7 A1	2.767%	12/28/37	Caa3	3,570,113
3,417	Wells Fargo Mortgage Securities Trust, Mortgage Pass Through Certificates, Series 2006-AR10	2.645%	7/25/36	D	3,208,873
2,430	Wells Fargo-RBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2014-C20, 144A	3.986%	5/15/47	N/R	1,964,694
$712,408	Total Long-Term Investments (cost $515,980,314)				524,877,988

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 5.1% (3.7% of Total Investments)

	REPURCHASE AGREEMENTS – 5.1% (3.7% of Total Investments)

$20,318	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/15, repurchase price $20,317,578, collateralized by $20,100,000 U.S. Treasury Bonds, 3.125%, due 2/15/43, value $20,724,708	0.030%	1/04/16		$20,317,510
	Total Short-Term Investments (cost $20,317,510)				20,317,510
	Total Investments (cost $536,297,824) – 136.8%				545,195,498
	Borrowings – (36.9)% (3), (4)				(147,200,000)
	Other Assets Less Liabilities – 0.1% (5)				605,063
	Net Assets – 100%				$398,600,561

Investments in Derivatives as of December 31, 2015

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
U.S. 5-Year Treasury Note	Short	(29)	3/16	$(3,431,289)	$(4,078)	$11,273
U.S. 10-Year Treasury Note	Short	(23)	3/16	(2,895,844)	(6,828)	8,327
				$(6,327,133)	$(10,906)	$19,600

22	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Borrowings as a percentage of Total Investments is 27.0%.

(4)	The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(5)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(I/O)	Interest only security

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

Nuveen Investments	23

JMT

Nuveen Mortgage Opportunity Term Fund 2
Portfolio of Investments	December 31, 2015

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 133.0% (95.7% of Total Investments)

	MORTGAGE-BACKED SECURITIES – 133.0% (95.7% of Total Investments)

	Residential – 133.0%

$1,085	Ares Collateralized Loan Obligation, Series 2012-2A, 144A	3.021%	10/12/23	A	$1,072,978
2,000	Argent Securities Inc., Asset-Backed Pass Through Certificates, Series 2005-W2	0.912%	10/25/35	B1	1,634,012
2,676	Asset Backed Funding Corporation, Asset-Backed Certificates Series 2006-OPT1	0.662%	9/25/36	CCC	1,877,933
505	Babson CLO Limited, Series 2012-2A, 144A	3.962%	5/15/23	BBB	486,107
717	Banc of America Alternative Loan Trust, Pass Through Certificates, Series 2006-6	6.000%	7/25/46	Caa3	588,028
1,220	Banc of America Funding Corporation, Mortgage Pass-Through Certificates, Series 2006-G	0.692%	7/20/36	Ba1	1,137,870
925	Banc of America Merrill Lynch Large Loan Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-200P, 144A	3.596%	4/14/33	BB–	802,947
805	Banc of America Mortgage Securities Inc., Mortgage Pass-Through Certificates, Series 2007-1	6.000%	3/25/37	Caa3	727,810
600	Bank of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-1	5.508%	9/10/45	Ba2	600,034
245	Bank of America Funding Corporation, Mortgage Pass-Through Certificates, Series 2007-C	2.814%	5/20/36	Caa2	230,453
1,987	Bank of America Funding Trust, 2007-A 2A1	0.562%	2/20/47	CCC	1,608,300
2,287	BCAP LLC Trust, Mortgage Pass-Through Certificates, Series 2006-AA2	0.592%	1/25/37	Caa3	1,830,159
1,807	BCAP LLC Trust, Mortgage Pass-Through Certificates, Series 2007 AA1 2A1	0.602%	3/25/37	Caa3	1,531,481
804	Bear Stearns Adjustable Rate Mortgage Trust 2005-3	2.746%	6/25/35	Caa2	744,240
269	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificate Series 2006-2	2.749%	7/25/36	D	227,352
1,618	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificate Series 2006-4	2.687%	10/25/36	D	1,376,802
431	Bear Stearns Adjustable Rate Mortgage Trust, Pass Through Certificates Series 2005-12	2.500%	2/25/36	Caa3	360,331
1,615	Bear Stearns Adjustable Rate Mortgage Trust, Pass Through Certificates Series 2005-12	2.654%	2/25/36	Caa3	1,444,256
713	Bear Stearns Adjustable Rate Mortgage Trust, Pass Through Certificates, Series 2007-1	2.760%	2/25/47	D	615,169
1,608	Bear Stearns Alt-A Trust, Mortgage Pass-Through Certificates, Series 2006-8	3.151%	8/25/46	Ca	1,207,232
650	Bear Stearns Commercial Mortgage Securities Trust, Pass Through Certificates 2007-WR16	5.722%	6/11/40	B1	648,703
2,000	Carrington Mortgage Loan Trust, Asset Backed Pass Through Certificates, Series 2005-NC5	0.902%	10/25/35	BB–	1,757,179
1,897	Carrington Securities LP, Mortgage Loan Trust Asset-Backed Pass-Through Certificates Series 2007-HE1	0.572%	6/25/37	Caa1	1,725,066
615	CDGJ Commercial Mortgage Trust, Mortgage Pass Through Certificates, Series 2014-BXCH, 144A	4.581%	12/15/27	BB–	602,186
1,652	Chaseflex Trust Series 2007-2	0.702%	5/25/37	CCC	1,479,229
825	CIFC Funding Limited, Series 2012-2A, 144A	3.152%	12/05/24	A	804,550
416	Citicorp Mortgage Securities Inc., CitiMortgage Alternative Loan Trust, Senior and Subordinated REMIC Pass Through Certificates, Series 2007-A6	6.000%	6/25/37	Caa3	362,117
210	Citigroup Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-GC29, 144A	3.110%	4/10/48	BBB–	146,761
156	Citigroup Mortgage Loan Inc., Mortgage Pass Through Certificates, Series 2006- AR2	2.726%	3/25/36	Caa3	142,277
224	Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2005-3	2.792%	8/25/35	Caa2	208,978
2,291	Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2007-AR1	0.642%	1/25/37	CCC	1,619,974

24	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Residential (continued)

$450	Citigroup Mortgage Loan Trust, Mortgage Pass-Through Certificates Series 2007-AR8	2.797%	7/25/37	Caa3	$420,976
263	Citigroup Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-AR7	2.685%	11/25/36	D	218,014
1,180	Commercial Mortgage Pass Through Certificates Series 2012-CR4, 144A	4.574%	10/15/45	BBB	1,100,456
350	Core Industrial Trust, Series 2015-CALW, 144A	3.850%	2/10/34	B	312,007
676	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2005-63	2.731%	11/25/35	Ca	545,626
487	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-25CB	1.022%	10/25/36	Ca	358,585
1,415	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-6CB	5.750%	5/25/36	Ca	1,114,205
548	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-6CB	5.500%	5/25/36	Ca	424,163
1,440	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2007-19	6.000%	8/25/37	D	1,191,316
564	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2007-3T1	6.000%	4/25/37	Ca	439,717
1,657	Countrywide Alternative Loan Trust, Securitization Pass-Through Certificates Series 2007-HY7C A1	0.562%	8/25/37	Ca	1,417,117
643	Countrywide Alternative Trust, Mortgage Pass-Through Certificates, Series 2007-18CB	0.892%	8/25/37	D	424,343
1,797	Countrywide CHL Mortgage Pass-Through Trust 2006-HYB1	2.526%	3/20/36	Ca	1,548,079
1,323	Countrywide Home Loans Mortgage Pass Through Certificates, Series 2005-HYB7	2.615%	11/20/35	Caa3	1,180,613
209	Countrywide Home Loans Mortgage Pass Through Trust Certificates Series 2007-HY5	4.674%	9/25/37	D	191,485
1,716	Countrywide Home Loans Mortgage Pass- Through Trust, Series 2007-HY1 1A1	2.632%	4/25/37	D	1,609,564
1,262	Countrywide Home Loans, Mortgage Pass Through Trust Series 2007-HY04	2.718%	9/25/47	D	1,130,536
1,257	Credit Suisse Adjustable Rate Mortgage Trust 2005-9	0.692%	11/25/35	BBB+	1,145,570
1,563	Credit Suisse Adjustable Rate Mortgage Trust 2006-3, Pass Through Certificates	0.542%	8/25/36	CCC	944,261
247	Credit Suisse Adjustable Rate Mortgage Trust 2007-2	0.632%	6/25/37	Caa3	213,162
496	Credit Suisse First Boston Mortgage Acceptance Corporation, Adjustable Rate Mortgage-Backed Pass Through Certificates, Series 2005-12	2.881%	3/25/36	Caa3	383,667
311	Credit Suisse First Boston Mortgage Securities Corporation, Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2006-2	2.843%	5/25/36	D	288,150
620	CSAIL Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-C1, 144A	3.801%	4/15/50	BBB–	487,439
1,400	CSAIL Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-C3	3.362%	8/15/48	BBB–	1,012,052
315	Fannie Mae Connecticut Avenue Securities , Series 2014-C02	3.022%	5/25/24	Aaa	276,638
455	Fannie Mae Connecticut Avenue Securities , Series 2014-C02	3.022%	5/25/24	Aaa	409,431
1,200	Fannie Mae Connecticut Avenue Securities , Series 2014-C04	5.322%	11/25/24	Aaa	1,222,607
795	Fannie Mae Connecticut Avenue Securities, Series 2013-C01	5.672%	10/25/23	Aaa	823,878
977	Fannie Mae, Connecticut Ave Securities, Series 2015-C04	6.122%	4/25/28	Aaa	995,281
295	Fannie Mae, Connecticut Avenue Securities Series 2014-C01	4.822%	1/25/24	Aaa	292,841
1,090	Fannie Mae, Connecticut Avenue Securities, Series 2014-C03	3.422%	7/25/24	Aaa	988,367
1,825	Fannie Mae, Connecticut Avenue Securities, Series 2015-C01	4.972%	2/25/25	Aaa	1,836,367
1,575	Fannie Mae, Connecticut Avenue Securities, Series 2015-C02	4.422%	5/25/25	Aaa	1,496,551
385	Fannie Mae, Connecticut Avenue Securities, Series 2015-C03	5.422%	7/25/25	Aaa	382,343
740	First Horizon Alternative Mortgage Securities Trust, Mortgage Pass-Through Certificates Series 2006-FA3	6.000%	7/25/36	Ca	604,697
397	First Horizon Alternative Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2007-FA2	5.500%	4/25/37	D	287,708
1,697	First Horizon Alternative Mortgage Securities Trust, Pass Through Certificates, Series 2006-FA8	0.922%	2/25/37	Caa3	917,571
1,569	First Horizon Alternative Mortgage Securities Trust, Pass-Through Certificates Series 2005-A7	2.254%	9/25/35	Caa2	1,397,220

Nuveen Investments	25

JMT	Nuveen Mortgage Opportunity Term Fund 2
	Portfolio of Investments (continued)	December 31, 2015

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Residential (continued)

$438	First Horizon Alternative Mortgage Securities Trust, Pass-Through Certificates, Series 2005-FA10	1.222%	1/25/36	Caa2	$302,597
1,076	First Horizon Alternative Mortgage Securities Trust, Pass-Through Certificates, Series 2006-AA2	2.325%	5/25/36	Ca	866,566
229	First Horizon Mortgage Pass-Through Certificates Trust, Series 2007-AR1	2.732%	5/25/37	D	181,598
125	First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificate Series 2007-AR2	2.698%	8/25/37	D	99,826
2,180	Freddie Mac Collateralized Mortgage REMIC Series 4338, (I/O)	2.490%	6/25/42	Aaa	360,652
535	Freddie Mac Mortgage Trust, Multifamily Mortgage-Pass Through Certificates, Series K720, 144A	3.389%	7/25/22	AAA	468,272
2,070	Freddie Mac Multifamily Structured Pass Through Certificates K036, (I/O)	2.111%	12/25/41	Aaa	280,565
5,375	Freddie Mac Multifamily Structured Pass Through Certificates, Series K025, (I/O)	1.751%	11/25/40	Aaa	539,807
3,520	Freddie Mac Multifamily Structured Pass Through Certificates, Series K031, (I/O)	1.661%	7/25/41	Aaa	333,026
5,015	Freddie Mac Multifamily Structured Pass Through Certificates, Series K034, (I/O)	1.726%	9/25/41	Aaa	540,465
2,775	Freddie Mac Multifamily Structured Pass Through Certificates, Series K037, (I/O)	2.206%	1/25/42	Aaa	397,918
3,305	Freddie Mac Multifamily Structured Pass Through Certificates, Series K715, (I/O)	2.017%	2/25/41	Aaa	304,960
1,912	Freddie Mac Multifamily Structured Pass-Through Certificates Series KF01, (I/O)	1.969%	7/25/40	Aaa	208,414
1,300	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K013, (I/O)	2.807%	1/25/43	Aaa	165,989
4,577	Freddie Mac Multifamily Structures Pass- Through Certificates, Series 2011-K012, (I/O)	2.251%	1/25/41	Aaa	475,037
225	Freddie Mac Multifamily Trust, Structured Pass Through Certificates, Series 2014-K37, 144A	4.558%	1/25/47	Aaa	228,771
4,885	Freddie Mac Structured Pass-Through Certificates, Series K711 X3, (I/O)	1.619%	8/25/40	Aaa	254,443
1,450	General Electric Capital Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2007-C1	5.606%	12/10/49	Ba3	1,474,385
1,054	GMACM Mortgage Corporation, Mortgage Pass-Through Certificates, Series 2005-AF2	6.000%	12/25/35	D	928,883
940	GMACM Mortgage Corporation, Mortgage Pass-Through Certificates, Series 2006-AR1	3.100%	4/19/36	Caa3	848,471
560	Goldman Sachs GSAA Home Equity Trust, Series 2006-4 4A2	0.652%	3/25/36	Caa3	527,388
1,722	Goldman Sachs GSAA Home Equity Trust, Series 2007-8	0.872%	8/25/37	CCC	1,556,225
398	Goldman Sachs Mortgage Securities Corporation, GSR Mortgage Loan Trust, Mortgage Pass-Through Certificates Series 2007-AR1	2.835%	3/25/47	D	342,595
2,247	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2006-AR1 2A4	2.869%	1/25/36	D	2,062,251
615	Goldman Sachs Mortgage Securities Trust, Mortgage Pass Through Certificates, Series 2014-GC20, 144A	4.867%	4/10/47	BBB–	524,690
566	Government National Mortgage Association Pool, (I/O)	4.500%	10/20/39	Aaa	66,603
750	Gramercy Park CLO Limited, Series 2012-1AR, 144A	3.265%	7/17/23	A	743,705
622	GSAA Home Equity Trust Series 2007-5	0.522%	3/25/47	Caa3	330,145
828	GSAA Home Equity Trust Series 2007-5	5.788%	3/25/47	Caa3	539,336
1,427	GSR Mortgage Loan Trust, Mortgage Pass- Through Certificates, Series 2006-AR2	2.558%	4/25/36	D	1,203,216
355	GSR Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2007-AR2	2.775%	5/25/37	D	291,403
1,411	HarborView Mortgage Loan Trust 2006-12	0.640%	12/19/36	Ca	978,424
1,200	Hilton USA Trust, Commercial Mortgage Pass-Through Certificates, Series 2013-HLT, 144A	4.453%	11/05/30	Ba1	1,199,677
1,901	HomeBanc Mortgage Trust, Mortgage Backed Notes 2005-5	0.682%	1/25/36	Caa1	1,648,308
1,321	HomeBanc Mortgage Trust, Mortgage Backed Notes 2006-2	0.602%	12/25/36	CCC	1,164,396
871	IndyMac INDA Mortgage Loan Trust, Series 2007-AR3	5.067%	7/25/37	Caa2	765,348
173	IndyMac INDX Mortgage Loan Trust 2006 AR25	2.923%	9/25/36	Ca	127,881
1,097	IndyMac INDX Mortgage Loan Trust, Series 07-AR5	2.782%	5/25/37	Ca	835,186
1,290	IndyMac INDX Mortgage Loan Trust, Series 2005-AR11	2.652%	8/25/35	Caa3	1,053,548

26	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Residential (continued)

$1,877	IndyMac INDX Mortgage Loan Trust, Series 2005-AR23	2.511%	11/25/35	Caa3	$1,596,082
512	IndyMac INDX Mortgage Loan Trust, Series 2006-AR15	0.632%	7/25/36	Caa3	408,475
845	IndyMac INDX Mortgage Loan Trust, Series 2006-AR15	0.542%	7/25/36	Caa3	668,332
955	IndyMac INDX Mortgage Loan Trust, Series 2006-AR27	0.612%	10/25/36	CCC	629,765
434	IndyMac INDX Mortgage Loan Trust, Series 2006-AR35	0.592%	1/25/37	Caa3	354,343
798	IndyMac INDX Mortgage Loan Trust, Series 2006-AR39	0.602%	2/25/37	Caa3	650,316
663	IndyMac INDX Mortgage Loan Trust, Series 2006-AR3	2.656%	3/25/36	Ca	501,174
2,023	IndyMac INDX Mortgage Loan Trust, Series 2007-AR7 2A1	2.302%	6/25/37	Ca	1,529,159
444	JPMorgan Mortgage Trust, Mortgage Pass-Through Certificates, Series 2006-A4	2.696%	6/25/36	Caa2	384,834
969	JPMorgan Alternative Loan Trust, Mortgage Pass-Through Certificates 2006-S4	5.960%	12/25/36	Ca	778,754
905	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-LDP8	5.480%	5/15/45	Baa1	920,283
306	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-S4 A5	6.000%	1/25/37	Caa3	259,817
1,358	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-S4 A8	0.802%	1/25/37	Caa3	832,341
575	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2011-C5, 144A	5.323%	8/15/46	Baa3	592,321
1,300	JPMorgan Chase Commercial Mortgage Securities Trust, Pass Through Certificates Series 2006-LDP9	5.337%	5/15/47	Ba1	1,297,273
700	JPMorgan Chase Commercial Mortgage Trust, Commercial Mortgage Pass Through Certificates, Series 2006-CB17 AM	5.464%	12/12/43	Ba1	704,165
1,250	JPMorgan Mortgage Acquisition Corporation, Asset-Backed Pass-Through Certificates, Series 2007-CH5	0.682%	5/25/37	B3	996,676
1,039	JPMorgan Mortgage Acquisition Trust, Series 2006-A6	2.971%	10/25/36	Caa2	908,095
800	LB UBS Commercial Mortgage Trust, Series 2006-C4	5.840%	6/15/38	Ba2	810,953
1,026	LSTAR Securities Investment Trust, Mortgage Pass Through Certificates, Series 2014-2, 144A	2.244%	12/01/21	N/R	1,014,877
1,410	LSTAR Securities Investment Trust, Mortgage Pass Through Certificates, Series 2015-2, 144A	2.193%	1/01/20	N/R	1,392,242
2,099	LSTAR Securities Investment Trust, Mortgage Pass Through Certificates, Series 2015-3, 144A	2.244%	3/01/20	N/R	2,069,248
360	Marine Park CLO Limited, Series 2012-1A, 144A	3.914%	10/12/23	BBB	353,647
1,500	Merrill Lynch Mortgage Backed Securities Trust, Mortgage Loan Asset Backed Notes, Series 2007-2	2.900%	8/25/36	Caa2	1,381,605
1,728	Merrill Lynch Mortgage Backed Securities Trust, Mortgage Loan Asset Backed Notes, Series 2007-3	2.954%	6/25/37	D	1,454,726
1,100	ML_CFC Commercial Mortgage Trust, Pass-Through Certificates, Series 2007-8	5.880%	8/12/49	BB	1,108,694
2,255	Morgan Stanley Capital I Inc., Mortgage Pass-Through Certificates, Series 2006- HE1	0.712%	1/25/36	B2	2,030,516
1,230	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-HQ8	5.511%	3/12/44	Ba1	1,226,921
625	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates 2006-TOP21, 144A	5.400%	10/12/52	Baa1	586,099
440	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates 2006-TOP21, 144A	5.400%	10/12/52	Baa2	412,613
1,200	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-IQ14	5.680%	4/15/49	Ba2	1,220,182
1,150	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-TOP25	5.574%	11/12/49	B1	1,134,670
600	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2008-T29, 144A	6.268%	1/11/43	BB	613,209
216	Morgan Stanley Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-3AR	2.862%	3/25/36	Caa3	174,802
1,539	Morgan Stanley Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2007-13	6.000%	10/25/37	D	1,264,129
807	Mortgage Asset Securitization Transactions Inc., Adjustable Rate Mortgage Pass-Through Certificates, Series 2007-HF2	0.732%	9/25/37	Caa1	729,722
632	Mortgage IT Trust, Mortgage-Backed Notes, Series 2005-5	0.682%	12/25/35	BB+	571,741
1,743	Mortgage-IT Trust 2005-4	0.702%	10/25/35	BB+	1,591,310

Nuveen Investments	27

JMT	Nuveen Mortgage Opportunity Term Fund 2
	Portfolio of Investments (continued)	December 31, 2015

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Residential (continued)

$360	Nationstar HECM Loan Trust, Series 2015-1A, 144A	7.021%	5/25/18	N/R	$361,620
494	Nomura Asset Acceptance Corporation, Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2005-AP3	5.607%	8/25/35	Caa3	335,133
750	Opteum Mortgage Acceptance Corporation, Asset backed Pass Through Certificates, Series 2006-1	0.722%	4/25/36	CCC	614,710
2,065	Renaissance Home Equity Loan Trust Asset Backed Certificates, Series 2007-3	7.238%	9/25/37	C	1,232,131
1,107	Residential Accredit Loans Inc., Hybrid Adjustable Rate Mortgages, 2006-QA6	0.612%	7/25/36	Caa3	862,250
399	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass Through Certificates, Series 1006-QS10	0.722%	8/25/36	Caa3	247,104
1,823	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QA10 A31	3.633%	9/25/35	Caa3	1,511,205
1,018	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS1	5.750%	1/25/36	Caa3	894,076
642	Residential Accredit Loans Inc., RALI Mortgage Asset-Backed Pass Through Certificates, Series 2007-QS2	6.250%	1/25/37	Caa3	525,123
906	Residential Accredit Loans Inc., RALI Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QA1	3.811%	1/25/36	Caa3	728,935
950	Residential Asset Mortgage Products Inc. Asset Backed Pass Through Certificates, Series 2005-RS7	0.922%	7/25/35	A	875,954
2,255	Residential Asset Mortgage Products, Mortgage Asset-Backed Pass Through Certificates, Series 2006-NC2	0.712%	2/25/36	B2	1,967,874
157	Residential Funding Mortgage Securities I Inc., Mortgage Pass-Through Certificates, Series 2005-SA4	2.980%	9/25/35	Caa1	146,702
335	Residential Funding Mortgage Securities I, Mortgage Pass Through Certificates, Series 2007-SA2	3.151%	4/25/37	Caa2	292,297
1,445	Residential Funding Mortgage Securities I, Mortgage Pass Through Certificates, Series 2007-SA2	3.151%	4/25/37	Caa2	1,260,969
1,389	Sequoia Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1	2.543%	2/20/47	CC	1,199,031
101	Sierra Receivables Funding Company, Series 2011-1A, 144A	6.190%	4/20/26	BB	101,292
291	Soundview Home Equity Loan Trust 2004-WMC1 M1	1.172%	1/25/35	B1	260,867
1,429	Structured Adjustable Rate Mortgage Loan Pass Through Trust, Series 2007-6 2A1	0.612%	7/25/37	CCC	1,031,029
280	Structured Agency Credit Risk Debt Notes 2014-DN2	3.821%	4/25/24	N/R	261,078
2,850	Structured Agency Credit Risk Debt Notes, 2013-DN2	4.672%	11/25/23	N/R	2,823,338
405	Structured Agency Credit Risk Debt Notes, Series 2015-DNA1	9.622%	10/25/27	N/R	451,246
1,315	Structured Agency Credit Risk Debt Notes, Series 2015-DNA2	7.771%	12/25/27	N/R	1,227,661
370	Structured Agency Credit Risk Debt Notes, Series 2015-DNA3	9.772%	4/25/28	N/R	362,127
615	Structured Agency Credit Risk Debt Notes, Series 2015-DNA3	3.272%	4/25/28	BBB–	613,782
1,079	Structured Agency Credit Risk Debt Notes, Series 2015-HQ2	8.372%	5/25/25	N/R	1,043,961
910	Structured Agency Credit Risk Notes, Series 2015-HQA1	2.871%	3/25/28	BBB–	901,335
725	Structured Agency Credit Risk Notes, Series 2015-HQA2	3.222%	5/25/28	BBB–	724,455
57	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificate Series 2007-4	3.028%	10/25/37	Caa1	50,849
1,630	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2007-1	2.784%	2/25/37	D	1,401,872
685	Voya CLO Limited, Series 2012-3AR, 144A	4.271%	10/15/22	BBB	684,605
1,300	Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C30	5.413%	12/15/43	B3	1,301,871
455	Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C31	5.680%	4/15/47	CCC	441,689
1,100	Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C31	5.660%	4/15/47	B1	1,098,924
1,175	Wachovia Commercial Mortgage Trust, Pass Through Certificates, Series 2005-C21, 144A	5.300%	10/15/44	B+	1,135,931
501	Washington Mutual Mortgage Pass-Through Certificates Trust 2006-AR14	2.176%	11/25/36	D	433,983
988	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR17	1.063%	12/25/46	Caa3	760,267
422	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR	1.825%	1/25/37	D	355,234

28	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Residential (continued)

$387	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY6	2.231%	6/25/37	D	$337,004
466	Washington Mutual Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2007-HY1	0.582%	2/25/37	Caa3	339,692
1,417	Washington Mutual Mortgage Securities Corporation, Pass Through Certificates, Series 2006-AR	2.185%	12/25/36	D	1,255,575
812	Washington Mutual Mortgage Securities Corporation. Mortgage Pass-Through Certificates, Series 2006-AR7	1.237%	7/25/46	Caa3	660,930
1,491	Wells Fargo Alternative Loan Trust, Mortgage Asset-Backed Pass Through Certificates, Series 2007-PA1	6.000%	3/25/37	Caa3	1,351,348
835	Wells Fargo Alternative Loan Trust, Mortgage Asset-Backed Pass-Through Certificates Series 2007-PA6	2.739%	12/28/37	D	717,840
205	Wells Fargo Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-NXS1	4.105%	5/15/48	BBB-	164,958
746	Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificates, Series 2007-AR8	2.809%	11/25/37	Caa2	655,998
787	Wells Fargo Mortgage Backed Securities, Collateralized Mortgage Obligation, Series 2007-AR7 A1	2.767%	12/28/37	Caa3	723,459
730	Wells Fargo-RBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2014-C20, 144A	3.986%	5/15/47	N/R	590,217
$214,449	Total Long-Term Investments (cost $154,371,245)				157,327,729

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 6.0% (4.3% of Total Investments)

	REPURCHASE AGREEMENTS – 6.0% (4.3% of Total Investments)

$7,078	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/15, repurchase price $7,077,529, collateralized by $7,005,000 U.S. Treasury Bonds, 3.125%, due 2/15/43, value $7,222,715	0.030%	1/04/16		$7,077,505
	Total Short-Term Investments (cost $7,077,505)				7,077,505
	Total Investments (cost $161,448,750) – 139.0%				164,405,234
	Borrowings – (39.1)% (3), (4)				(46,200,000)
	Other Assets Less Liabilities – 0.1% (5)				74,046
	Net Assets – 100%				$118,279,280

Investment in Derivatives as of December 31, 2015

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
U.S. 5-Year Treasury Note	Short	(17)	3/16	$(2,011,445)	$(2,391)	$6,605

Nuveen Investments	29

JMT	Nuveen Mortgage Opportunity Term Fund 2
	Portfolio of Investments (continued)	December 31, 2015

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Borrowings Payable as a percentage of total investments is 28.1%.

(4)	The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(5)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(I/O)	Interest only security

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

30	Nuveen Investments

Statement of Assets and Liabilities	December 31, 2015

	Mortgage Opportunity Term Fund (JLS)	Mortgage Opportunity Term Fund 2 (JMT)
Assets
Long-term investments, at value (cost $515,980,314 and $154,371,245, respectively)	$524,877,988	$157,327,729
Short-term investments, at value (cost approximates value)	20,317,510	7,077,505
Cash	57,150	15,300
Receivable for:
Interest	1,423,004	442,172
Investments sold	119	12,715
Other assets	32,643	1,235
Total assets	546,708,414	164,876,656
Liabilities
Borrowings	147,200,000	46,200,000
Payable for variation margin on futures contracts	10,906	2,391
Accrued expenses:
Management fees	508,677	155,668
Interest on borrowings	223,935	70,284
Trustees fees	32,941	903
Other	131,394	168,130
Total liabilities	148,107,853	46,597,376
Net assets	$398,600,561	$118,279,280
Shares outstanding	15,888,417	4,871,277
Net asset value ("NAV") per share outstanding	$25.09	$24.28
Net assets consist of:
Shares, $0.01 par value per share	$158,884	$48,713
Paid-in surplus	365,417,520	110,689,128
Undistributed (Over-distribution of) net investment income	169,086	53,963
Accumulated net realized gain (loss)	23,937,797	4,524,387
Net unrealized appreciation (depreciation)	8,917,274	2,963,089
Net assets	$398,600,561	$118,279,280
Authorized shares	Unlimited	Unlimited

See accompanying notes to financial statements.

Nuveen Investments	31

Statement of Operations	Year Ended December 31, 2015

	Mortgage Opportunity Term Fund (JLS)	Mortgage Opportunity Term Fund 2 (JMT)
Investment Income	$29,562,479	$8,860,137
Expenses
Management fees	6,095,718	1,868,874
Interest expense	2,575,542	808,356
Custodian fees	134,036	94,730
Trustees fees	14,047	4,218
Professional fees	160,459	142,647
Shareholder reporting expenses	47,828	19,103
Shareholder servicing agent fees	166	165
Stock exchange listing fees	7,947	7,947
Investor relations expenses	143,561	53,447
Other	23,024	16,194
Total expenses	9,202,328	3,015,681
Net investment income (loss)	20,360,151	5,844,456
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	5,290,623	1,302,117
Futures contracts	(133,341)	(39,063)
Change in net unrealized appreciation (depreciation) of:
Investments	(18,409,232)	(5,160,819)
Futures contracts	36,123	5,787
Net realized and unrealized gain (loss)	(13,215,827)	(3,891,978)
Net increase (decrease) in net assets from operations	$7,144,324	$1,952,478

See accompanying notes to financial statements.

32	Nuveen Investments

Statement of Changes in Net Assets

	Mortgage Opportunity Term Fund (JLS)		Mortgage Opportunity Term Fund 2 (JMT)
	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/15	Year Ended 12/31/14
Operations
Net investment income (loss)	$20,360,151	$19,828,874	$5,844,456	$5,920,240
Net realized gain (loss) from:
Investments	5,290,623	8,364,325	1,302,117	1,725,831
Futures contracts	(133,341)	(181,621)	(39,063)	(34,073)
Options purchased	—	151,585	—	45,309
Change in net unrealized appreciation (depreciation) of:
Investments	(18,409,232)	1,614,714	(5,160,819)	1,568,736
Futures contracts	36,123	(171,900)	5,787	(39,733)
Net increase (decrease) in net assets from operations	7,144,324	29,605,977	1,952,478	9,186,310
Distributions to Shareholders
From net investment income	(17,876,463)	(15,857,562)	(4,900,338)	(4,110,509)
From accumulated net realized gains	(3,982,922)	(3,597,175)	(948,412)	(19,993)
Return of capital	(2,259,232)	(5,108,756)	(1,604,304)	(3,468,690)
Decrease in net assets from distributions to shareholders	(24,118,617)	(24,563,493)	(7,453,054)	(7,599,192)
Net increase (decrease) in net assets	(16,974,293)	5,042,484	(5,500,576)	1,587,118
Net assets at the beginning of period	415,574,854	410,532,370	123,779,856	122,192,738
Net assets at the end of period	$398,600,561	$415,574,854	$118,279,280	$123,779,856
Undistributed (Over-distribution of) net investment income at the end of period	$169,086	$(110,436)	$53,963	$(31,602)

See accompanying notes to financial statements.

Nuveen Investments	33

Statement of Cash Flows	Year Ended December 31, 2015

	Mortgage Opportunity Term Fund (JLS)	Mortgage Opportunity Term Fund 2 (JMT)
Cash Flows from Operating Activities
Net Increase (Decrease) In Net Assets from Operations	$7,144,324	$1,952,478
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(131,464,142)	(39,177,850)
Proceeds from sales and maturities of investments	147,419,930	44,787,922
Proceeds from (Purchases of) short-term investments, net	(2,614,550)	(1,269,008)
Amortization (Accretion) of premiums and discounts, net	(4,386,794)	(1,377,197)
(Increase) Decrease in:
Receivable for interest	95,845	37,437
Other assets	(7,238)	(2)
Increase (Decrease) in:
Payable for variation margin on futures contracts	(407)	(890)
Accrued management fees	(14,590)	(4,917)
Accrued interest on borrowings	10,212	3,205
Accrued Trustees fees	6,564	(224)
Accrued other expenses	14,877	9,028
Net realized (gain) loss from:
Investments	(5,290,623)	(1,302,117)
Paydowns	(5,210,474)	(1,369,231)
Change in net unrealized (appreciation) depreciation of investments	18,409,232	5,160,819
Net cash provided by (used in) operating activities	24,112,166	7,449,453
Cash Flows from Financing Activities:
Cash distributions paid to shareholders	(24,118,617)	(7,453,054)
Net cash provided by (used in) financing activities	(24,118,617)	(7,453,054)
Net Increase (Decrease) in Cash	(6,451)	(3,601)
Cash at beginning of period	63,601	18,901
Cash at end of period	$57,150	$15,300

Supplemental Disclosure of Cash Flow Information	Mortgage Opportunity Term Fund (JLS)	Mortgage Opportunity Term Fund 2 (JMT)
Cash paid for interest (excluding borrowing costs)	$2,565,330	$805,151

See accompanying notes to financial statements.

34	Nuveen Investments

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Nuveen Investments	35

Financial

Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV	Ending Share Price

Mortgage Opportunity Term Fund (JLS)
Year ended 12/31:
2015	$26.16	$1.28	$(0.83)	$0.45	$(1.13)	$(0.25)	$(0.14)	$(1.52)	$25.09	$22.71
2014	25.84	1.25	0.62	1.87	(1.00)	(0.23)	(0.32)	(1.55)	26.16	23.15
2013	26.59	1.08	0.99	2.07	(1.44)	(1.32)	(0.06)	(2.82)	25.84	23.14
2012	21.89	1.27	5.50	6.77	(1.42)	(0.65)	—	(2.07)	26.59	27.22
2011	25.63	1.91	(3.58)	(1.67)	(1.87)	—	(0.20)	(2.07)	21.89	20.35

Mortgage Opportunity Term Fund 2 (JMT)
Year ended 12/31:
2015	25.41	1.20	(0.80)	0.40	(1.01)	(0.19)	(0.33)	(1.53)	24.28	22.29
2014	25.08	1.22	0.67	1.89	(0.85)	— *	(0.71)	(1.56)	25.41	23.17
2013	26.95	1.06	0.79	1.85	(1.43)	(2.26)	(0.03)	(3.72)	25.08	22.97
2012	21.78	1.19	6.05	7.24	(1.51)	(0.56)	—	(2.07)	26.95	27.18
2011	25.64	1.90	(3.73)	(1.83)	(1.92)	(0.07)	(0.04)	(2.03)	21.78	20.40

	Borrowings at the End of Period(b)
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000

Mortgage Opportunity Term Fund (JLS)
Year Ended 12/31:
2015	$147,200	$3,708
2014	147,200	3,823
2013	124,550	4,296

Mortgage Opportunity Term Fund 2 (JMT)
Year Ended 12/31:
2015	46,200	3,560
2014	46,200	3,679
2013	39,450	4,097

36	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets(d)

Based on NAV(c)	Based on Share Price(c)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(e)(f)

1.71%	4.82%	$398,601	2.24%	4.96%	24%
7.31	6.72	415,575	2.20	4.72	17
7.96	(4.85)	410,532	2.22	3.99	22
32.15	45.47	422,117	1.45	5.22	12
(6.90)	(12.68)	346,832	1.44	7.90	23

1.56	3.01	118,279	2.47	4.79	23
7.63	7.81	123,780	2.42	4.72	16
7.05	(1.84)	122,193	2.38	3.91	21
34.56	44.87	130,855	1.61	4.84	12
(7.48)	(8.51)	104,621	1.58	7.86	35

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	The Fund did not use borrowings prior to the fiscal year ended December 31, 2013.
(c)	Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(d) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to reverse repurchase agreements and/or borrowings, where applicable. The Funds’ current borrowings are described in Note 8 – Borrowing Arrangements.
•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings and/or reverse repurchase agreements, where applicable, as follows:

Ratios of Interest Expense to Average Net Assets(b)(g)
Mortgage Opportunity Term Fund (JLS)
Year ended 12/31:
2015	0.63%
2014	0.60
2013	0.65
2012	0.02

Ratios of Interest Expense to Average Net Assets(b)(g)
Mortgage Opportunity Term Fund 2 (JMT)
Year ended 12/31:
2015	0.66%
2014	0.63
2013	0.66
2012	0.01

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the fiscal years beginning after December 31, 2011, the Funds no longer exclude dollar roll transactions, where applicable.
(g)	The Fund did not invest in reverse repurchase agreements prior to the fiscal year ended December 31, 2012.
*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	37

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Mortgage Opportunity Term Fund (JLS) (“Mortgage Opportunity Term (JLS)”)

•	Nuveen Mortgage Opportunity Term Fund 2 (JMT) (“Mortgage Opportunity Term 2 (JMT)”)

The Funds are registered under the Investment Company Act of 1940, as amended, as non-diversified closed-end management investment companies. Mortgage Opportunity Term (JLS) and Mortgage Opportunity Term 2 (JMT) were organized as Massachusetts business trusts on September 10, 2009 and December 16, 2009, respectively. It is anticipated that Mortgage Opportunity Term (JLS) and Mortgage Opportunity Term 2 (JMT) will terminate on November 30, 2019 and February 28, 2020, respectively. Upon termination, the Funds will distribute all of their assets to shareholders of record as of the date of termination.

The end of the reporting period for the Funds is December 31, 2015, and the period covered by these Notes to Financial Statements is the fiscal year ended December 31, 2015 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Wellington Management Company LLP (“Wellington Management”) and Nuveen Asset Management, LLC (“NAM”), a subsidiary of the Adviser, (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Wellington Management manages the Funds’ investments in mortgage-backed securities (“MBS”) and other permitted investments. NAM manages the Funds’ investments in futures, options and swap contracts.

Investment Objectives and Principal Investment Strategies

Each Fund’s investment objective is to generate attractive total returns through opportunistic investments in MBS. Each Fund seeks to achieve its investment objective by investing primarily in non-agency residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”). Each Fund may also invest up to 20% of its managed assets (as defined in Note 7 – Management Fees and Other Transactions with Affiliates) in other permitted investments, including cash and cash equivalents, U.S. treasury securities, non-mortgage related asset-backed securities, inverse floating rate securities, municipal securities, interest rate futures, interest rate swaps and swaptions, non-MBS credit default swaps (including swaps based on a credit default swap index, such as the CMBX index) and other synthetic mortgage-related exposure, including equity investments in mortgage real estate investment trusts (“REITs”), as permitted by the 1940 Act.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds did not have any when issued/delayed purchase commitments.

38	Nuveen Investments

Investment Income

Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Each Fund makes monthly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Funds’ Board of Trustees (the “Board”), each Fund seeks to establish a distribution rate that roughly corresponds to the cash flows from its investment strategies through regular distributions (a “Cash Flow-Based Distribution Program”). Each Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the Funds’ net cash flows after expense from their investments over an extended period of time. Actual net cash flows the Funds receive may differ from each Fund’s distribution rate over shorter time periods over a specific timeframe. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from a Fund’s assets and is treated by shareholders as a non-taxable distribution (“Return of Capital”) for tax purposes. In the event that total distributions during a calendar year exceed a Fund’s total return on net asset value (“NAV”), the difference will reduce NAV per share. If a Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions for the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

The actual character of distributions made by the Funds during the fiscal years ended December 31, 2015 and December 31, 2014, are reflected in the accompanying financial statements.

Leverage

Each Fund intends to use leverage to enhance the total return potential of its overall investment strategy. Each Fund intends to limit its combined effective leverage ratio (measured by the aggregate dollar amount of all leverage facilities, whether direct or indirect) to 33% of its managed assets.

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Nuveen Investments	39

Notes to Financial Statements (continued)

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Prices of fixed-income securities are provided by a pricing service approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of significant inputs.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Mortgage Opportunity Term (JLS)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Mortgage-Backed Securities	$—	$524,877,988	$—	$524,877,988

Short-Term Investments:
Repurchase Agreements	—	20,317,510	—	20,317,510

Investments in Derivatives:
Futures Contracts**	19,600	—	—	19,600
Total	$19,600	$545,195,498	$—	$545,215,098

40	Nuveen Investments

Mortgage Opportunity Term 2 (JMT)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Mortgage-Backed Securities	$—	$157,327,729	$—	$157,327,729

Short-Term Investments:
Repurchase Agreements	—	7,077,505	—	7,077,505

Investments in Derivatives:
Futures Contracts**	6,605	—	—	6,605
Total	$6,605	$164,405,234	$—	$164,411,839
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Mortgage Opportunity Term (JLS)	Fixed Income Clearing Corporation	$20,317,510	$(20,317,510)	$—
Mortgage Opportunity Term 2 (JMT)	Fixed Income Clearing Corporation	7,077,505	(7,077,505)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Nuveen Investments	41

Notes to Financial Statements (continued)

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, the Funds shorted short-term U.S. Treasury futures contracts to hedge against potential increases in interest rates.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Average notional amount of futures contracts outstanding*	$6,952,924	$2,269,673
*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the fiscal period and at the end of each quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Mortgage Opportunity Term (JLS)
Interest rate	Futures contracts	—	$—	Payable for variation margin on futures contracts*	$19,600
Mortgage Opportunity Term 2 (JMT)
Interest rate	Futures contracts	—	$—	Payable for variation margin on futures contracts*	$6,605
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolios of Investments and not the asset and/or liability derivatives location as described in the table above.

42	Nuveen Investments

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Mortgage Opportunity Term Fund (JLS)	Interest rate	Futures contracts	$(133,341)	$36,123
Mortgage Opportunity Term Fund 2 (JMT)	Interest rate	Futures contracts	(39,063)	5,787

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Share Transactions

The Funds did not have any transactions in shares during the current and prior fiscal periods.

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period were as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Purchases	$131,464,142	$39,177,850
Sales and maturities	147,419,930	44,787,922

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of market discount accretion on investments, recognition of unrealized gain or loss for tax (mark-to-market) on futures contracts and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

Nuveen Investments	43

Notes to Financial Statements (continued)

As of December 31, 2015, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Cost of investments	$512,073,091	$156,843,238
Gross unrealized:
Appreciation	$46,246,427	$11,489,492
Depreciation	(13,124,020)	(3,927,496)
Net unrealized appreciation (depreciation) of investments	$33,122,407	$7,561,996

Permanent differences, primarily due to investments in MBS and treatment of notional principal contracts, resulted in reclassifications among the Funds’ components of net assets as of December 31, 2015, the Funds’ tax year-end, as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Paid-in surplus	$—	$—
Undistributed (Over-distribution of) net investment income	(2,204,167)	(858,553)
Accumulated net realized gain (loss)	2,204,167	858,553

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2015, the Funds’ tax year end, were as follows:
	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Undistributed net ordinary income	$—	$—
Undistributed net long-term capital gains	—	—

The tax character of distributions paid during the Funds’ tax years ended December 31, 2015 and December 31, 2014 was designated for purposes of the dividends paid deduction as follows:
2015	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Distributions from net ordinary income[1]	$17,876,463	$4,900,338
Distributions from net long-term capital gains[2]	3,982,922	948,412
Return of capital	2,259,232	1,604,304

2014	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Distributions from net ordinary income[1]	$15,857,562	$4,110,509
Distributions from net long-term capital gains	3,597,175	19,993
Return of capital	5,108,756	3,468,690
[1]	Net ordinary income consists of net taxable income derived from dividends and interest, and net short-term capital gains, if any.
[2]	The Funds designate as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2015.

44	Nuveen Investments

7. Management Fees and Other Transactions with Affiliates

Pursuant to an investment management agreement between each Fund and the Adviser, the Adviser receives 40% of each Fund’s total annual management fee. The Adviser’s portion of the management fee compensates the Adviser for overall investment advisory and administrative services provided to each Fund and general office facilities. Pursuant to an investment sub-advisory agreement between each Fund and Wellington Management, Wellington Management receives 60% of each Fund’s total annual management fee. NAM is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets[1]	Fund-Level Fee
For the first $125 million	0.9500%
For the next $125 million	0.9375
For the next $150 million	0.9250
For managed assets over $400 million	0.9125

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level[2]	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
[1]	“Managed assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than the Fund liabilities incurred for the express purpose of creating effective leverage). Total assets for this purpose shall include assets attributable to each Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for the purposes of U.S. GAAP).
[2]	The complex-level fee is based on the aggregate daily managed assets (as “managed assets” is defined in each Nuveen fund’s investment management agreement with the Adviser, which generally includes assets attributable to any preferred shares that may be outstanding and any borrowings (including the issuance of commercial paper or notes)) of the Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of December 31, 2015, the complex-level fee for each Fund was 0.1639%.

The Funds pay no compensation directly to those of their trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Nuveen Investments	45

Notes to Financial Statements (continued)

8. Borrowing Arrangements

Each Fund has entered into a credit agreement (“Borrowings”) with Societe Generale as a means of leverage. Each Fund’s maximum commitment amount under its Borrowings is as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Maximum commitment amount	$148,000,000	$46,500,000

As of the end of the reporting period, each Fund’s outstanding balance on its Borrowings was as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Outstanding balance on Borrowings	$147,200,000	$46,200,000

Interest charged on the outstanding balance on Borrowings for each Fund its equal to the 3-Month LIBOR (London Inter-Bank Offered Rate) plus 1.45% per annum on the amount borrowed. In addition to interest expense, each Fund may also pay a fee of 1.45%, which shall accrue daily based on the amount of the difference between 90% of the maximum commitment amount and the drawn balance, when such drawn balance is less than 90% of the maximum commitment amount.

During the current fiscal period, the average daily balance outstanding and average annual interest rate on each Fund’s Borrowings were as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Average daily balance outstanding	$147,200,000	$46,200,000
Average annual interest rate	1.73%	1.73%

In order to maintain these Borrowings, each Fund must meet certain collateral, asset coverage and other requirements. Each Fund’s Borrowings outstanding are fully secured by securities held in its Portfolio of Investments.

Each Fund’s Borrowings outstanding is recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount and undrawn balance are recognized as a component of “Interest expense” on the Statement of Operations.

46	Nuveen Investments

Additional

Fund Information (Unaudited)

Board of Trustees
William Adams IV*	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson	William J. Schneider
Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff**

*	Interested Board Member.
**	Effective February 15, 2016.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (8oo) 257-8787

Distribution Information:

The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying as Interest-Related Dividends as defined in Internal Revenue Code Section 871(k) for the taxable year ended December 31, 2015:

	JLS	JMT
% of Interest-Related Dividends	100%	100%

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Repurchases

Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	JLS	JMT
Shares repurchased	—	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	47

Glossary of Terms

Used in this Report (Unaudited)

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Barclays U.S. Aggregate Bond Index: An unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, non-convertible debt issues and commercial mortgage backed securities with maturities of at least one year and outstanding par values of $150 million or more. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

■	Barclays Commercial Mortgage-Backed Securities (CMBS) Aggregate Index: An index that measures the performance of the commercial mortgage-backed securities market. Benchmark returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	Commercial Mortgage-Backed Securities (CMBS): Commercial mortgage-backed securities are backed by cash flows of a mortgage or pool of mortgages on commercial real estate. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. CMBS are typically characterized by the following: i) loans on multi-family housing, non-residential property, ii) payments based on the amortization schedule of 25-30 years with a balloon payment due usually after 10 years, and iii) restrictions on prepayments.

■	Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond Fund’s value to changes when market interest rates change. Generally, the longer a bond’s or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

■	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio that increase the fund’s investment exposure.

■	Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■	Moody’s/RCA Commercial Property Price Index (CPPI): An index that measures price changes in U.S. commercial real estate based on completed sales of the same commercial properties over time, or the “repeat-sales” methodology. Index returns assume reinvestment of distributions, but do not reflect of any applicable sales charges or management fees.

■	Mortgage-Backed Securities (MBS): Mortgage-backed securities (MBS) are bonds backed by pools of mortgages, usually with similar characteristics, and which return principal and interest in each payment. MBS are composed of residential mortgages (RMBS) or commercial mortgages (CMBS). RMBS are further divided into agency RMBS and non-agency RMBS, depending on the issuer.

■	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

48	Nuveen Investments

■	Residential Mortgage-Backed Securities (RMBS): Residential mortgage-backed securities are securities the payments on which depend primarily on the cash flow from residential mortgage loans made to borrowers that are secured by residential real estate. RMBS consist of agency and non-agency RMBS. Agency RMBS have agency guarantees that assure investors that they will receive timely payment of interest and principal, regardless of delinquency or default rates on the underlying loans. Agency RMBS include securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and other federal agencies, or issues guaranteed by them. Non-agency RMBS do not have agency guarantees. Non-agency RMBS have credit enhancement built into the structure to shield investors from borrower delinquencies. The spectrum of non-agency residential mortgage loans includes traditional jumbo loans (prime), alternative-A loans (Alt-A), and home equity loans (subprime).

Nuveen Investments	49

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automati- cally, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time,

should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (8oo) 257-8787.

50	Nuveen Investments

Board

Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at eleven. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

■ WILLIAM J. SCHNEIDER			Chairman of Miller-Valentine Partners, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; an owner in several other Miller Valentine entities; Board Member of Med-America Health System, and WDPR Public Radio station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council
1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	1996 Class III		197

■ JACK B. EVANS			President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III		197

■ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I		197

■ DAVID J. KUNDERT			Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible
1942 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II		197

Nuveen Investments	51

Board Members & Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

■ JOHN K. NELSON			Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012- 2014): formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006- 2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading – North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		197

■ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I		197

■ CAROLE E. STONE			Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I		197

■ TERENCE J. TOTH			Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II		197

■ MARGARET L. WOLFF

Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.

1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class I		197

52	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Interested Board Members:

■ WILLIAM ADAMS IV(2)			Senior Executive Vice President, Global Structured Products (since 2010); formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); Executive Vice President of Nuveen Securities, LLC; President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		197

■ THOMAS S. SCHREIER, JR.(2)			Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; Director of Allina Health and a member of its Finance, Audit and Investment Committees: formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class III		197

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

■ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988		198

■ CEDRIC H. ANTOSIEWICZ			Managing Director of Nuveen Securities, LLC. (since 2004); Managing Director of Nuveen Fund Advisors, LLC (since 2014).
1962 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007		90

■ MARGO L. COOK			Senior Executive Vice President of Nuveen Investments, Inc.; Executive Vice President, Investment Services of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); Co-Chief Executive Officer (since 2015); previously, Executive Vice President (2013-2015) of Nuveen Securities, LLC; Chartered Financial Analyst.
1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009		198

Nuveen Investments	53

Board Members & Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

■ LORNA C. FERGUSON			Managing Director (since 2004) of Nuveen Investments Holdings, Inc.
1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998		198

■ STEPHEN D. FOY			Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.
1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998		198

■ SHERRI A. HLAVACEK			Executive Vice President (since May 2015, formerly, Managing Director) and Controller of Nuveen Fund Advisors, LLC; Managing Director and Controller of Nuveen Commodities Asset Management, LLC; Executive Vice President (since May 2015, formerly, Managing Director), Treasurer and Controller of Nuveen Asset Management, LLC; Executive Vice President, Principal Financial Officer (since July 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments, Inc.; Executive Vice President (since May 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments Advisers Inc. and Nuveen Investments Holdings, Inc.; Managing Director, Chief Financial Officer and Corporate Controller of Nuveen Securities, LLC; Vice President, Controller and Treasurer of NWQ Investment Management Company, LLC; Vice President and Controller of Santa Barbara Asset Management, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Certified Public Accountant.
1962 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2015		198

■ WALTER M. KELLY			Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.
1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003		198

■ TINA M. LAZAR			Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC.
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002		198

■ KEVIN J. MCCARTHY			Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary, Nuveen Investments, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007		198

■ KATHLEEN L. PRUDHOMME			Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).
1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011		198

54	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

■ JOEL T. SLAGER			Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).
1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013		198

(1)	The Board Members serve three year terms. The Board of Trustees is divided into three classes. Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.
(2)	“Interested person” as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments	55

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates – Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $225 billion as of December 31, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by    Nuveen Securities, LLC    |    333 West Wacker Drive    |    Chicago, IL 60606    |    www.nuveen.com/cef

EAN-K-1215D        14103-INV-Y-02/17

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

NUVEEN MORTGAGE OPPORTUNITY TERM FUND 2

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with PricewaterhouseCoopers LLP the Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
December 31, 2015	$48,179	$303	$92,833	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2014	$46,799	$0	$93,990	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
December 31, 2015	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2014	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that PricewaterhouseCoopers LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers LLP about any non-audit services that PricewaterhouseCoopers LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers LLP’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
December 31, 2015	$92,833	$0	$0	$92,833
December 31, 2014	$93,990	$0	$0	$93,990

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Jack B. Evans, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Wellington Management Company, LLP (“Wellington Management”) and Nuveen Asset Management, LLC (“Nuveen Asset Management”) (Wellington Management and Nuveen Asset Management are collectively referred to herein as “Sub-Advisers”) as Sub-Advisers to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to each Sub-Adviser the full responsibility for proxy voting and related duties in accordance with each Sub-Adviser’s policies and procedures. The Adviser periodically monitors each Sub-Adviser’s voting to ensure that it is carrying out its duties. Each Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC (“NFALLC”) is the registrant’s investment adviser (NFALLC is also referred to as the “Adviser”). NFALLC is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Wellington Management Company, LLP (“Wellington Management”) and Nuveen Asset Management, LLC (“Nuveen Asset Management”) as Sub-Advisers to provide discretionary investment advisory services. Wellington Management exercises day-to-day responsibility for managing the registrant’s direct investments in mortgage-backed securities and other permitted investments. Nuveen Asset Management is responsible for the registrant’s investments in futures, options and swap contracts. The following section provides information on the persons who are primarily responsible for the day-to-day management of the registrant’s portfolio:

Wellington Management

Item 8(a)(1).	PORTFOLIO MANAGER BIOGRAPHY

Michael F. Garrett, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as a portfolio manager of the registrant since its inception. Mr. Garrett joined Wellington Management as an investment professional in 1999.

Item 8(a)(2).	OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER AS OF DECEMBER 31, 2015

Portfolio Manager	All Accounts (includes registrant)
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($billions)	Number of Accounts	Total Assets ($billions)	Number of Accounts	Total Assets ($billions)
Michael F. Garrett	11	$28.75	11	$1.90	18	$8.31

Portfolio Manager	Accounts with Performance Fees
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)
Michael F. Garrett	0	0	2	$524	1	$523

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Fund (“Portfolio Manager”) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Portfolio Manager makes investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Mr. Garrett also manages accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Manager. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Item 8(a)(3).	PORTFOLIO MANAGER COMPENSATION

Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Investment Sub-Advisory Agreement between Wellington Management and Nuveen Mortgage Opportunity Term Fund 2. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended December 31, 2015.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Fund (“Portfolio Manager”) includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. The incentive paid to the Portfolio Manager, which has no performance-related component, is based on the revenues earned by Wellington Management.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Garrett is a Partner.

Item 8(a)(4).	OWNERSHIP OF JMT SECURITIES AS OF DECEMBER 31, 2015

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Michael F. Garrett					X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15 (b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Mortgage Opportunity Term Fund 2

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: March 9, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: March 9, 2016

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: March 9, 2016